Exhibit 10.2

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
Amendment No. 1
to the Collaboration and License Agreement

This Amendment No. 1 to the Collaboration and License Agreement (this “Amendment”) effective as of September 5, 2025 (“Amendment No. 1 Effective Date”) is entered into by and between ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation having its principal place of business at 675 West Kendall Street, Cambridge, Massachusetts 02142 USA (“Alnylam”), on the one hand, and F. HOFFMANN-LA ROCHE LTD., having an office and place of business at Grenzacherstrasse 124, 4070 Basel, Switzerland (“Roche Basel”) and GENENTECH, INC., with an office and place of business at 1 DNA Way, South San Francisco, California 94080, (“Genentech”; each of Roche Basel and Genentech individually and collectively, “Roche”), on the other hand. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).

Recitals
WHEREAS, Alnylam and Roche have previously entered into a Collaboration and License Agreement with an Effective Date of July 21, 2023 (the “Agreement”) under which the Parties established a worldwide, strategic collaboration for the development and commercialization of Zilebesiran pursuant to the Agreement;

WHEREAS, the Parties now wish to amend the Agreement solely as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the agreements below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the terms of the Agreement, in accordance with Section 15.1 thereof, as set forth below, effective as of the Amendment No. 1 Effective Date.

1.The Parties agree that Alnylam shall conduct the Phase 3 Clinical Trial summarized in Exhibit A to this Amendment, which the Parties agree is the Initial CVOT Study, and which shall include [***] (as each such term is defined in the Agreement as amended by this Amendment).

2.Article 1 of the Agreement is hereby amended by inserting the following new Sections immediately following Section 1.351 thereof:

1.352    “[***]” has the meaning set forth in Appendix 3.7(c).

1.353    “[***]” has the meaning set forth in Appendix 3.7(c).

1.354    “[***]” has the meaning set forth in Appendix 3.7(c).

1.355    “[***]” has the meaning set forth in Section 3.7(c).

3. Section 3.7 of the Agreement is hereby amended by inserting the following new subsection (c) immediately following subsection (b) thereof:

(c) the Initial CVOT Study will include [***] as set forth in Appendix 3.7(c), and without limiting the foregoing clause (a) or (b), within [***] after Alnylam [***] Alnylam shall provide [***]) to Roche in writing (the date of such disclosure, the “[***]”).

4.Section 13.2 of the Agreement is hereby deleted and replaced in its entirety with the following:

13.2    Termination by Roche at Will. Roche shall have the right to terminate this Agreement in its sole discretion, for any or no reason at all, as follows:

(a)except as set forth in subsections (b) and (c) below, upon [***] prior written notice to Alnylam (such [***] period, in this context the “Notice Period” and the date of such notice by Roche in this context is the “Notice Date”), which termination may be (i) a termination of this Agreement in its entirety (provided that until [***], or (ii) for the Roche Territory, on a Region-by-Region basis; or

(b)if and only if (i) [***], and (ii) Roche provides written notice to Alnylam within [***] after the [***], upon [***] prior written notice to Alnylam (such [***] period, in this context the “Notice Period” and the date of such notice by Roche in this context is the “Notice Date”), which termination shall be a termination of this Agreement in its entirety; or

(c)if and only if (i) the [***], and (ii) Roche provides written notice to Alnylam within [***] after the [***], with [***] written notice to Alnylam (the date of such notice by Roche in this context is the “Notice Date” and the “Notice Period” in this context shall be [***]), which termination shall be a termination of this Agreement in its entirety.

The effective date of a termination under this Section 13.2 shall be the expiration of the applicable Notice Period.

5.References to Section 13.2(b) in Section 13.8(a) and Section 13.8(c) of the Agreement are hereby deleted and replaced in their entirety with references to “Section 13.2(a)(ii)”.

6.Exhibit A to this Amendment is appended to the Agreement as Appendix 3.7(c) thereof.

7.Except as specifically amended herein, all other terms of the Agreement shall remain in full force and effect. The Parties may execute this Amendment in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, facsimile or other similar means of electronic transmission, including “PDF,” shall be considered original executed counterparts, provided receipt of such counterparts is confirmed.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their duly authorized officers as of the Amendment No. 1 Effective Date.

ALNYLAM PHARMACEUTICALS, INC.
By: /s/ Jeff Poulton
Name: Jeff Poulton
Title: CFO

F. HOFFMANN-LA ROCHE LTD
By: /s/ Shahriar Gohari
Name: Shahriar Gohari
Title: Global Alliance Mgmt Director

By: /s/ Barbara Schroeder
Name: Barbara Schroeder
Title: Authorized Signatory

GENENTECH, INC.
By: /s/ Beth Odeh-Frikert
Name: Beth Odeh-Frikert
Title: Head Alliance & Asset Management, SSF

Exhibit A to Amendment No. 1

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